Description of Business and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Business and Summary of Significant Accounting Policies
Note 1 — DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Description of Business
We are a premier provider of specialized polymer materials, services and solutions with operations in specialty engineered materials, advanced composites, color and additive systems and polymer distribution. We are also a highly specialized developer and manufacturer of performance enhancing additives, liquid colorants, and fluoropolymer and silicone colorants. Headquartered in Avon Lake, Ohio, we have employees at manufacturing sites and distribution facilities in North America, South America, Europe and Asia. We provide value to our customers through our ability to link our knowledge of polymers and formulation technology with our manufacturing and supply chain to provide value added solutions to designers, assemblers and processors of plastics (our customers). When used in these notes to the consolidated financial statements, the terms “we,” “us,” “our”, “PolyOne” and the “Company” mean PolyOne Corporation and its consolidated subsidiaries.
Our operations are located primarily in North America, South America, Europe and Asia. Our operations are reported in three reportable segments: Color, Additives and Inks; Specialty Engineered Materials; and Distribution. See Note 14, Segment Information, for more information.
Accounting Standards Adopted
On January 1, 2018, the Company adopted Accounting Standards Codification (ASC) 606, Revenue from Contracts with Customers and all related amendments (the Standard), for all contracts using the modified retrospective method. The Standard implements a five-step process for revenue recognition that focuses on transfer of control and defines a contract as “an agreement between two or more parties that creates legally enforceable rights and obligations.” The adoption of the Standard did not materially impact the timing and measurement of revenue recognition. Additionally, we concluded that the methodology for which we historically estimated and recognized variable consideration (e.g., rebates) is consistent with the requirements of the Standard. As a result, we did not recognize a cumulative effect adjustment to the opening balance of retained earnings.
At contract inception, PolyOne assesses the goods and services promised to a customer and identifies a performance obligation for each promised good or service that is distinct. Our contracts, generally in the form of purchase orders or written contracts, specify the product or service that is promised to the customer. The typical contract life is less than 12 months and contains only one performance obligation, to provide conforming goods or services to the customer. Revenue is recognized at the point in time when control of the product is transferred to the customer, which typically occurs when products are shipped from our facilities with the exception of certain contract manufacturing arrangements.
The revenue streams within the Company are consistent with those disclosed for our reportable segments, within Note 14, Segment Information. For descriptions of our product offerings and segments see Note 14, Segment Information. We offer more than 35,000 polymer solutions to over 10,000 customers across the world. No customer accounts for more than 3% of our consolidated revenues and we do not have a high concentration of business in one particular end market.
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-07, Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost (ASU 2017-07). This standard requires the presentation of the service cost component of the net periodic benefit cost in the same income statement line item as other employee compensation costs arising from services rendered during the period. All other components of net periodic benefit cost must be presented below operating income. The Company has adopted ASU 2017-07 on January 1, 2018.
ASU 2017-07 provides a practical expedient to utilize previously disclosed components of net periodic benefit costs as an estimate for retrospective presentation. Utilizing this practical expedient, the Company reclassified non-service components of net periodic benefit cost from Cost of sales and Selling and administrative expense into Other income, net on the Consolidated Statements of Income. The adoption of ASU 2017-07 resulted in $9.6 million of costs for the year ended December 31, 2018 and gains of $4.7 million, and $18.6 million for the years ended December 31, 2017 and 2016, respectively, of the non-service components of net periodic benefit presented in Other income, net. For additional detail on the components of our annual net periodic benefit cost, see Note 10, Employee Benefit Plans.
In October 2016, the FASB issued ASU 2016-16, Income Taxes (Topic 740), Intra-Entity Transfers of Assets Other than Inventory (ASU 2016-16), which requires companies to recognize the income tax effects of intercompany sales or transfers of assets, other than inventory, in the income statement as income tax expense or benefit in the period the sale or transfer occurs. We recognized an adjustment of $17.0 million to beginning retained earnings upon adoption of this standard on January 1, 2018 from transactions completed as of December 31, 2017.
In August 2017, the FASB issued ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities (ASU 2017-12). This amendment to the hedge accounting model better aligns an entity's risk management activities with its financial reporting by expanding an entity's ability to hedge risk components, eliminating the separate measurement and reporting of hedge ineffectiveness and reducing the complexity of applying certain aspects of hedge accounting. The Company has early adopted ASU 2017-12 as of July 1, 2018. For additional disclosure and detail on the hedge relationships entered into by the Company, see Note 15, Derivatives and Hedging.
Accounting Standards Not Yet Adopted
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (ASU 2016-02). ASU 2016-02 was issued to increase transparency and comparability among entities by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about lease arrangements. ASU 2016-02 is effective for public companies for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018.
We will adopt the new standard on the required effective date of January 1, 2019 using the transition option, “Comparatives Under 840 Option,” established by ASU 2018-11, Leases (Topic 842), Targeted Improvements (ASU 2018-11). This transition option was released by the FASB to reduce the cost and complexity associated with reflecting the new standard in prior periods presented. We will also elect the practical expedient package related to the identification, classification and accounting for initial direct costs whereby prior conclusions do not have to be reassessed for leases that commenced before the effective date. As we will not reassess such conclusions, the Company does not plan to adopt the practical expedient to use hindsight to determine the likelihood of whether a lease will be extended, terminated or whether a purchase option will be exercised.
A cross-functional implementation team is finalizing policy elections, the discount rate to be used based on January 1, 2019 data, and business processes and controls to support recognition and disclosure under the new standard. The primary impact upon adoption will be the recognition of right of use assets and lease obligations, on a discounted basis, of our minimum lease obligations, as disclosed in Note 6, Leasing Arrangements. We currently do not expect ASU 2016-12 to have a material effect on our Consolidated Statements of Income.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (ASU 2016-13). ASU 2016-13 changes the impairment model for most financial instruments. Current guidance requires the recognition of credit losses based on an incurred loss impairment methodology that reflects losses once the losses are probable. Under ASU 2016-13, the Company will be required to use a current expected credit loss model (CECL) that will immediately recognize an estimate of credit losses that are expected to occur over the life of the financial instruments that are in the scope of this update, including trade receivables. The CECL model uses a broader range of reasonable and supportable information in the development of credit loss estimates. This guidance becomes effective for the Company on January 1, 2020, including the interim periods in the year. The Company is currently evaluating the impact that the adoption of this ASU will have on the consolidated financial statements and related disclosures.
Consolidation and Basis of Presentation
The consolidated financial statements include the accounts of PolyOne and its subsidiaries. All majority-owned affiliates over which we have control are consolidated. Transactions with related parties, including joint ventures, are in the ordinary course of business.
Historical information has been retrospectively adjusted to reflect the classification of discontinued operations. Discontinued operations are further discussed in Note 3, Discontinued Operations.
Reclassifications
Certain reclassifications of the prior period amounts and presentation have been made to conform to the presentation for the current period for the adoption of ASU 2017-07 as further described in the Accounting Standards Adopted section of this Note.
Use of Estimates
Preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions in certain circumstances that affect amounts reported in the accompanying consolidated financial statements and notes. Actual results could differ from these estimates.
Cash and Cash Equivalents
We consider all highly liquid investments purchased with a maturity of less than three months to be cash equivalents. Cash equivalents are stated at cost, which approximates fair value.
Allowance for Doubtful Accounts
We evaluate the collectability of receivables based on a combination of factors, each of which are adjusted if specific circumstances change. We reserve for amounts determined to be uncollectible based on a specific customer’s inability to meet its financial obligation to us. We also record a general reserve based on the age of receivables past due, economic conditions and historical experience. In estimating the allowance, we take into consideration the existence of credit insurance. The allowance for doubtful accounts was $2.3 million and $2.8 million as of December 31, 2018 and 2017, respectively.
Inventories
External purchases of raw materials and finished goods are valued at weighted average cost. Raw materials and finished goods are stated at the lower of cost or market using the first-in, first-out (FIFO) method.
Long-lived Assets
Property, plant and equipment is carried at cost, net of depreciation and amortization that is computed using the straight-line method over the estimated useful lives of the assets, which generally ranges from 3 to 15 years for machinery and equipment and up to 40 years for buildings. We depreciate certain assets associated with closing manufacturing locations over a shortened life (through the cease-use date). Software is amortized over periods not exceeding 10 years. Property, plant and equipment is generally depreciated on accelerated methods for income tax purposes. We expense repair and maintenance costs as incurred. We capitalize replacements and betterments that increase the estimated useful life of an asset.
We retain fully depreciated assets in property and accumulated depreciation accounts until we remove them from service. In the case of sale, retirement or disposal, the asset cost and related accumulated depreciation balance is removed from the respective account, and the resulting net amount, less any proceeds, is included as a component of income from continuing operations in the accompanying Consolidated Statements of Income (Loss).
We account for operating and capital leases under the provisions of FASB Accounting Standards Codification (ASC) Topic 840, Leases.
Finite-lived intangible assets, which consist primarily of customer relationships, patents and technology are amortized over their estimated useful lives. The remaining useful lives range up to 20 years.
We assess the recoverability of long-lived assets when events or changes in circumstances indicate that we may not be able to recover the assets’ carrying amount. We measure the recoverability of assets to be held and used by a comparison of the carrying amount of the asset to the expected future undiscounted cash flows associated with the asset. We measure the amount of impairment of long-lived assets as the amount by which the carrying value of the asset exceeds the fair value of the asset, which is generally determined based on projected discounted future cash flows or appraised values. No such impairments were recognized during 2018, 2017 or 2016.
Goodwill and Indefinite Lived Intangible Assets
In accordance with the provisions of FASB ASC Topic 350, Intangibles — Goodwill and Other, we assess the fair value of goodwill, quantitatively or qualitatively, on an annual basis or at an interim date if potential impairment indicators are present. Goodwill is the excess of the purchase price paid over the fair value of the net assets of the acquired business. Goodwill is tested for impairment, quantitatively or qualitatively, at the reporting unit level. Our reporting units have been identified at the operating segment level, or in most cases, one level below the operating segment level. Goodwill is allocated to the reporting units based on the estimated fair value at the date of acquisition.
Our annual measurement date for testing impairment of goodwill and indefinite-lived intangibles is October 1. We completed our testing of impairment as of October 1, noting no impairment in 2018, 2017 or 2016. There are no reporting units identified as at-risk of future impairment. The future occurrence of a potential indicator of impairment would require an interim assessment for some or all of the reporting units prior to the next required annual assessment on October 1, 2019.
We test our goodwill either quantitatively or qualitatively for impairment. For our quantitative approach, we use an income approach to estimate the fair value of our reporting units. The income approach uses a reporting unit’s projection of estimated operating results and cash flows that is discounted using a weighted-average cost of capital that is determined based on current market conditions. The projection uses management’s best estimates of economic and market conditions over the projected period including growth rates in sales, costs and number of units, estimates of future expected changes in operating margins and cash expenditures. Other significant estimates and assumptions include terminal value growth rates, terminal value margin rates, future capital expenditures and changes in future working capital requirements. We validate our estimates of fair value under the income approach by considering the implied control premium and conclude whether the implied control premium is reasonable based on other recent market transactions.
A qualitative approach for both goodwill and indefinite-lived intangible assets is performed if the last quantitative test exceeded certain thresholds. During our qualitative approach, we assess whether the existence of events or circumstances lead to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events and circumstances, we determine it is more likely than not that the fair value is less than carrying value, a quantitative impairment test is performed for each asset, as described above.
Indefinite-lived intangible assets primarily consist of the GLS, ColorMatrix and Gordon Composites trade names. Indefinite-lived intangible assets are tested, quantitatively or qualitatively, for impairment annually at the same time we test goodwill for impairment. For our quantitative approach, the implied fair value of indefinite-lived intangible assets is determined based on significant unobservable inputs, as summarized below. The fair value of the trade names is calculated using a “relief from royalty” methodology. This approach involves two steps (1) estimating reasonable royalty rates for the trade name and (2) applying this royalty rate to a net sales stream and discounting the resulting cash flows to determine fair value using a weighted-average cost of capital that is determined based on current market conditions. This fair value is then compared with the carrying value of the trade name.
Litigation Reserves
FASB ASC Topic 450, Contingencies, requires that we accrue for loss contingencies associated with outstanding litigation, claims and assessments for which management has determined it is probable that a loss contingency exists and the amount of loss can be reasonably estimated. We recognize expense associated with professional fees related to litigation claims and assessments as incurred. Refer to Note 11, Commitments and Contingencies, for further information.
Derivative Financial Instruments
FASB ASC Topic 815, Derivative and Hedging, requires that all derivative financial instruments, such as foreign exchange contracts, be recognized in the financial statements and measured at fair value, regardless of the purpose or intent in holding them.
We are exposed to foreign currency changes and to changes in cash flows due to changes in our contractually specified interest rates (e.g, LIBOR) in the normal course of business. We have established policies and procedures that manage this exposure through the use of financial instruments. By policy, we do not enter into these instruments for trading purposes or speculation. We formally assess, designate and document, as a hedge of an underlying exposure, the qualifying derivative instrument that will be accounted for as an accounting hedge at inception. Additionally, in accordance with ASU 2017-12, we assess at inception whether the financial instruments used in the hedging transaction are highly effective at offsetting changes in either the fair values or cash flows of the underlying exposures. If highly effective, any subsequent test may be done qualitatively.
The net interest payments accrued each month for effective instruments designated as a hedge are reflected in net income as adjustments of interest expense and the remaining change in the fair value of the derivatives is recorded as a component of Accumulated Other Comprehensive Income (AOCI). Instruments not designated as hedges are adjusted to fair value at each period end, with the resulting gains and losses recognized in the accompanying Consolidated Statements of Income (Loss) immediately.
Refer to Note 15, Derivatives and Hedging, for more information.
Pension and Other Post-retirement Plans
We account for our pensions and other post-retirement benefits in accordance with FASB ASC Topic 715, Compensation — Retirement Benefits. We immediately recognize actuarial gains and losses in our operating results in the year in which the gains or losses occur. Refer to Note 10, Employee Benefit Plans, for more information.
Accumulated Other Comprehensive Loss
Changes in accumulated other comprehensive loss in 2018, 2017 and 2016 were as follows:

(In millions)	Cumulative Translation Adjustment and Related Hedging Instruments	Pension and other post-retirement benefits	Cash Flow Hedges	Other	Total
Balance at January 1, 2016	$(76.8)	$5.2	$—	$0.3	$(71.3)
Translation adjustments	(23.0)	—	—	—	(23.0)
Unrealized gain	—	—	—	0.1	0.1
Balance at December 31, 2016	(99.8)	5.2	—	0.4	(94.2)
Translation adjustments	41.2	—	—	—	41.2
Balance at December 31, 2017	(58.6)	5.2	—	0.4	(53.0)
Translation adjustments	(25.6)	—	—	—	(25.6)
Unrealized losses	(2.0)	—	(1.3)	—	(3.3)
Other	—	—	—	(0.4)	(0.4)
Balance at December 31, 2018	$(86.2)	$5.2	$(1.3)	$—	$(82.3)

Fair Value of Financial Instruments
FASB ASC Topic 820, Fair Value Measurements and Disclosures, requires disclosures of the fair value of financial instruments. The estimated fair values of financial instruments were principally based on market prices where such prices were available and, where unavailable, fair values were estimated based on market prices of similar instruments.
Foreign Currency Translation
Revenues and expenses are translated at average currency exchange rates during the related period. Assets and liabilities of foreign subsidiaries are translated using the exchange rate at the end of the period. The resulting translation adjustments are recorded as accumulated other comprehensive income or loss. Gains and losses resulting from foreign currency transactions, including intercompany transactions that are not considered long-term investments, are included in Other income (expense), net in the accompanying Consolidated Statements of Income (Loss).
Revenue Recognition
We recognize revenue once control of the product is transferred to the customer, which typically occurs when products are shipped from our facilities.
Shipping and Handling Costs
Shipping and handling costs are included in cost of sales.
Research and Development Expense
Research and development costs of $49.6 million in 2018, $45.3 million in 2017 and $44.3 million in 2016 are charged to expense as incurred.
Environmental Costs
We expense costs that are associated with managing hazardous substances and pollution in ongoing operations on a current basis. Costs associated with environmental contamination are accrued when it becomes probable that a liability has been incurred and our proportionate share of the cost can be reasonably estimated. Any such provision is recognized using the Company's best estimate of the amount of loss incurred, or at the lower end of an estimated range, when a single best estimate is not determinable. In some cases, the Company may be able to recover a portion of the costs relating to these obligations from insurers or other third parties; however, the Company records such amounts only when they are collected.
Share-Based Compensation
We account for share-based compensation under the provisions of FASB ASC Topic 718, Compensation - Stock Compensation, which requires us to estimate the fair value of share-based awards on the date of grant. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in the accompanying Consolidated Statements of Income (Loss). As of December 31, 2018, we had one active share-based employee compensation plan, which is described more fully in Note 13, Share-Based Compensation.
Income Taxes
Deferred income tax liabilities and assets are determined based upon the differences between the financial reporting and tax basis of assets and liabilities and are measured using the tax rate and laws currently in effect. In accordance with FASB ASC Topic 740, Income Taxes, we evaluate our deferred income taxes to determine whether a valuation allowance should be established against the deferred tax assets or whether the valuation allowance should be reduced based on consideration of all available evidence, both positive and negative, using a “more likely than not” standard. See Note 12, Income Taxes, for additional detail.